Presentation to Stockholders 12 March 2013 AMERICAN PACIFIC CORPORATION 2013: Strategically Focused – Poised for Growth and Performance Exhibit 99.1

2013 Annual Meeting of Stockholders

Safe Harbor Statements and
Reconciliations of Non-GAAP Measures
Safe Harbor Statements
Some of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than those of historical facts included herein, including those related to the financial outlook, goals, business strategy, projected plans and objectives of management of American Pacific Corporation (the “Company”) for future operations and liquidity, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of the
Company to be materially different from any future results, performance or achievements, expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from such forward-looking statements include risks and uncertainties detailed in the Company’s Annual
Report on Form 10-K for the fiscal year ended September 30, 2012 and the Quarterly Report on Form
10-Q for the quarter ended December 31, 2012.
Reconciliation of Non-GAAP Measures
Throughout this presentation we provide both GAAP and Non-GAAP financial measures.  For additional information and the reconciliation of these measures to the appropriate GAAP measure, as required by
Securities and Exchange Commission Regulation G, please refer to our Current Reports on Form 8-Ks dated March 12, 2013 and December 13, 2012, which provide definitions of these Non-GAAP measures and a reconciliation of these Non-GAAP measures to the most comparable GAAP measures.  This presentation and the Current Reports on Form 8-Ks referred to herein are available in the “Investors”
section of the Company’s website at www.apfc.com.

2013 Annual Meeting of Stockholders 2 2010 -2012: Three Years of Progress 2010: Positioning 2011: Strengthening 2012: Transforming

2013 Annual Meeting of Stockholders

We manufacture mission critical products
AMPAC Services Four Industries
Industry / Market Products Business Unit
Size
(% of FY12 Sales)
Pharmaceuticals
• Active Ingredients
• Registered Intermediates
• Sodium Azide
• Fine Chemicals
• Specialty Chemicals
(Sodium Azide)
62%
Aerospace & Defense • Perchlorate
• Specialty Chemicals
(WECCO)
33%
Fire Suppression
• Halotron I
• Halotron II
• Specialty Chemicals
(Halotron)
2%
Water Treatment
• On-site Hypochlorite
Electrochemical systems
• PEPCON Systems 3%

2013 Annual Meeting of Stockholders

AMPAC’s Strategic Objectives:
P
R
I
D
E
and
M
rotect and Strengthen Core Business
mprove Profitability and Return on Capital
iversify our Customer Base
xpand Our Product Lines
itigate Environmental Cleanup Exposure
eview Strategic Alternatives
Provide Focus for Value Creation with PRIDE

2013 Annual Meeting of Stockholders

Strategy: Chemicals Focus
with Improved Financial Stability
Divested In-Space Propulsion at a significant gain
Focus on chemicals – especially pharmaceuticals
Aerospace and Defense - consolidating industry
Retired $45 MM of debt
Significant de-levering
Re-Financed remaining debt at 3% (approx)
New banking group – strong chemicals and healthcare experience
Current debt: $59MM
Expected interest savings in excess of: $5MM in FY13 and $7MM per year thereafter

2013 Annual Meeting of Stockholders

Focus on Objectives in FY12 Enabled Growth:
Revenues Increase 16% in FY12
Fine Chemicals: 25% revenue
increase
Renewal of five-year CNS product
agreement
Improvement in anti-viral product revenues
Development products approximately 20%
of segment revenues
Tactical and Strategic missile programs provided sound
foundation for Specialty Chemicals segment revenues
from AP
Strong support from DOD Industrial Base Office
$138.6 $160.7 $185.6
$0
$50
$100
$150
$200
FY10 FY11 FY12
Revenue
(Dollars in Millions)

2013 Annual Meeting of Stockholders

Profitability Improves Significantly in FY12
Corporate-wide focus on
improved returns
Focus on process improvements
Production efficiencies
Results:
Operating Profit of $28MM
• More than 250% increase
Adjusted EBITDA increased 51% to
$43MM
Adjusted Diluted EPS of $1.32
compares to $0.01 for FY11
$22.6 $28.5 $43.0
$-
$10.0
$20.0
$30.0
$40.0
$50.0
FY10 FY11 FY12
Adjusted EBITDA
(Dollars in Millions)
$(0.39)
$0.01 $1.32
($0.50)
$0.00
$0.50
$1.00
$1.50
FY10 FY11 FY12
Adjusted Diluted EPS from
Continuing Operations

2013 Annual Meeting of Stockholders

AMPAC Fine Chemicals:
New Anti-viral and Oncology Products
Core business remains stable
Legacy oncology products continue
CNS product continues strong performance
Anti-viral revenue is the major contributor
New products provide growth path
Controlled substance:
validation complete
– production begins in FY13
Three new cancer products:
meaningful
revenue contributions in FY13 – two of
these use new “inhibitor” technologies
Chimerix:
new applications of smallpox
drug
New Anti-viral:
validation complete; high
probability of FDA approval
Electronic Applications:
attractive new
market

2013 Annual Meeting of Stockholders

Energetic/
Special
Chemistry
High Potency SMB
Controlled
Substances
Electronic
Chemicals
Homeland
Security
Proprietary
Products
Continuous
Processing
4 7 3 1 1
9 5 3 4 2 5 3
•
Anti-Viral
•
Cancer
•
Cancer
•
Nerve Gas
Antidote
•
CNS
•
Cancer
•
Anti-Viral
•
Pain
•
Organic
Electronic
Chemicals
•
Bio-
Terrorism
•
Various
•
Various
AFC Growth: Requires Maturing Growth
Areas and Product Pipeline
PIPELINE/
DEVELOPMENT
THERAPEUTIC
AREAS
GROWTH
CORE
CORE
BUSINESS LINES

2013 Annual Meeting of Stockholders

Specialty Chemicals: Business Remains Stable
Rocket-Grade Ammonium Perchlorate
(AP)
Defense applications: stability of annual demand
NASA requirements
• Space Launch System has strong Congressional
support
o
Uses Shuttle-type solid booster rockets for initial test
flights
• Solid rockets using AP expected to have an
advantage for production units post 2016
Fire Suppression Chemicals
Promising new aircraft  applications

2013 Annual Meeting of Stockholders

Fiscal 2013: Improved Outlook and Business Stability
AMPAC revenue guidance of at least $200MM
Fine Chemicals revenues expected to increase in the range of 5%
to 10%
Specialty Chemicals revenue expected to increase by
approximately 10%
Modest revenue growth possible if upsides materialize
Significant portion of FY13 revenue currently in backlog
• Heavily weighted to the FY13 fourth quarter
AMPAC adjusted EBITDA guidance of at least $43MM
Gross margins and operating expenses expected to be consistent or improve slightly

2013 Annual Meeting of Stockholders

2013 and Beyond:
Strategically Focused Growth and Improved Returns
Become a focused, high-technology chemicals company
with emphasis on pharmaceuticals
Maintain strong customer relationships; reliably provide
value-added products and services
Protect the core
Grow in alignment with our strategy
Diversify our customer base
Expand our product lines
Control spending and improve operational performance
Improve profitability and return on invested capital

2013 Annual Meeting of Stockholders 13 Questions